EXHIBIT 32.1
CERTIFICATION PURSUANT TO RULE 13a-14(b) 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Financial Report on Form 10-K of Business First Bancshares, Inc. (the “Company”) for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), we, David R. Melville, III, as Chairman, President and Chief Executive Officer of the Company, and Gregory Robertson, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 7, 2025	/s/ David R. Melville, III
David R. Melville, III
Chairman, President and Chief Executive Officer

/s/ Gregory Robertson
Gregory Robertson
Chief Financial Officer